Exhibit 99.3 Acquisition of APRIL 7 | 2021Exhibit 99.3 Acquisition of APRIL 7 | 2021

Forward-looking statements This press release contains forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Factors relating to the proposed merger that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the transaction may not materialize for Eastern in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, Eastern’s or Century’s businesses may not perform as expected due to transaction-related uncertainty or other factors; that Eastern is unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that the timing of completion of the proposed merger is dependent on various factors that cannot be predicted with precision at this point; reputational risks and the reaction of the companies’ customers to the transaction; the inability to implement onboarding plans and other consequences associated with mergers; and diversion of management time on merger-related issues. These forward-looking statements are also subject to the risks and uncertainties applicable to our businesses generally that are disclosed in Eastern’s and Century’s 2020 Annual Reports on Form 10-K. Eastern and Century’s SEC filings are accessible on the SEC's website at www.sec.gov and on their respective corporate websites at investor.easternbank.com and investors.centurybank.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this press release, Eastern and Century claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if its estimates change, and you should not rely on those statements as representing either company’s views as of any date subsequent to the date hereof. Annualized, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 1Forward-looking statements This press release contains forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Factors relating to the proposed merger that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the transaction may not materialize for Eastern in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, Eastern’s or Century’s businesses may not perform as expected due to transaction-related uncertainty or other factors; that Eastern is unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that the timing of completion of the proposed merger is dependent on various factors that cannot be predicted with precision at this point; reputational risks and the reaction of the companies’ customers to the transaction; the inability to implement onboarding plans and other consequences associated with mergers; and diversion of management time on merger-related issues. These forward-looking statements are also subject to the risks and uncertainties applicable to our businesses generally that are disclosed in Eastern’s and Century’s 2020 Annual Reports on Form 10-K. Eastern and Century’s SEC filings are accessible on the SEC's website at www.sec.gov and on their respective corporate websites at investor.easternbank.com and investors.centurybank.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this press release, Eastern and Century claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if its estimates change, and you should not rely on those statements as representing either company’s views as of any date subsequent to the date hereof. Annualized, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 1

Non-GAAP financial measures * Denotes a Non-GAAP Financial Measure. Each company presents tangible book value, a non-GAAP financial measure, which excludes the impact of goodwill and other intangible assets, as their respective management believes this financial measure provides investors with the ability to further assess the applicable company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. For a reconciliation of Century’s tangible book value to its total stockholders’ equity, please see the table at the end of this press release. This non-GAAP financial measure should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP. An item which a company’s management considers to be non-core and excludes when computing this non-GAAP financial measure can be of substantial importance to such company’s results for any particular period. In addition, a company’s management’s methodology for calculating a non-GAAP financial measure may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, a company’s reported non-GAAP financial measure may not be comparable to the same or similar performance measures reported by other banking companies. 2Non-GAAP financial measures * Denotes a Non-GAAP Financial Measure. Each company presents tangible book value, a non-GAAP financial measure, which excludes the impact of goodwill and other intangible assets, as their respective management believes this financial measure provides investors with the ability to further assess the applicable company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. For a reconciliation of Century’s tangible book value to its total stockholders’ equity, please see the table at the end of this press release. This non-GAAP financial measure should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP. An item which a company’s management considers to be non-core and excludes when computing this non-GAAP financial measure can be of substantial importance to such company’s results for any particular period. In addition, a company’s management’s methodology for calculating a non-GAAP financial measure may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, a company’s reported non-GAAP financial measure may not be comparable to the same or similar performance measures reported by other banking companies. 2

The next step in our journey

Eastern Bank
JOIN US FOR GOOD

Bolsters scale and density of our Boston franchise	✓ Increases Boston deposits by ~$5bn to ~$16bn in total ✓ Solidifies position as the #1 community bank in the Boston MSA ✓ ~96% of branches within 3-miles of an Eastern branch
Deploys capital in a strategic and financially attractive opportunity	✓ ~55% earnings per share accretion ✓ ~17%+ internal rate of return ✓ ~20%+ pro forma CET1 provides ample capital flexibility going forward ✓ Concurrently announcing a 33% increase in dividend per share to $0.08
Enhances our financial profile with substantial upside potential	✓ Reduces efficiency ratio by ~600bps ✓ Increases ROAA by ~10bps ✓ Opportunity to expand customer relationships with broader offering
Low risk, in-market transaction	✓ Low risk balance sheet; Robust due diligence process ✓ Familiar community markets, bankers and customers ✓ Eastern is a seasoned acquirer: 7 bank acquisitions since 1999

Highly compelling opportunity to deploy capital and create shareholder value

Note: Eastern's projections are based on consensus estimates; Century's projections are based on Eastern's internal forecast

3

Eastern Bank
JOIN US FOR GOOD

Overview of Century Bank

Company overview

- Founded in 1969 by Marshall Sloane, Century Bank is New England's largest family-run bank
- Publicly traded on NASDAQ (ticker: CNBK.A)
- 3rd largest MA-headquartered bank in the Boston MSA[1]
- 27 branches across Greater Boston and the North Shore
- Strong community relationships through business with non-profits, municipal governments, and higher education
- Long history of charitable commitment through the Marshall M. & Barbara J. Sloane Private Foundation
- Chairman, President and CEO: Barry R. Sloane; Vice Chair: Linda Sloane Kay

Branch footprint


Manchester
Rockingham
Hillsborough
Lowell
Essex
Salem
Middlesex
Worcester
Boston
Suffolk
Norfolk
Providence
Bristol
Plymouth
Kent
New Bedford
Barnstable
Washington
Newport
Lynnfield
Peabody
Beverly
Reading
Woburn
Marblehead
Lynn
Lexington
Medford
Malden
Arlington
Revere
Chelsea
Waltham
Cambridge
Watertown
Newton
Brookline
Dorchester
Needham
Quincy
Hingham
Dedham
Braintree
Century Bank 27 branches in MA
Century Bank Corporate HQ

Key metrics

$531mm Market Cap.	$6.4bn Total Assets	9th Overall deposit share in Boston MSA
$42mm 2020 Net Income	~12% 2020 ROATCE	0.04% 10-year average NCOs / avg. loans (vs. 0.25% for KRX[2])

Loan and deposit breakdowns (GAAP)

Balanced loan portfolio


Consumer: 25%
Consumer & other 10%
Residential RE 15%
Municipal 5%
C&D 0%
CRE 26%
C&I 44%
$3.0bn
Commercial: 75%

High quality deposit portfolio


Time deposits 10%
NIB demand 20%
MMDA 38%
Savings & NOW 32%
$5.5bn

55% loans / deposits ratio

Source: Company filings; FactSet; SNL Financial
Note: Financial data as of December 31, 2020; Market data as of April 6, 2021
[1] Excluding trust banks
[2] Nasdaq Regional Banking Index "KRX" current constituents

4

In-market acquisition further scales our Boston franchise Solidifies position as the largest Boston-based Significant overlap in Boston market community bank by deposits² Deposits in the Boston MSA Beverly Lynnfield Peabody Reading Bank of America Salem 93 $91.0 Marblehead Woburn Lynn Citizens $49.4 95 Malden Lexington Medford 93 Revere Arlington Chelsea Santander $21.4 Waltham Cambridge Watertown Branch Boston Newton overlap¹ TD Brookline 1-mile: 63% $17.3 Dorchester 3-mile: 96% 495 Needham Quincy $11.1 $5.1 $16.2 Dedham Hingham Boston Braintree First Republic $10.0 495 Massachusetts Transaction 95 Major city Independent $7.8 adds $5.1bn Eastern Bank deposits in Corporate HQ Eastern Bank People’s United $6.8 Boston MSA 495 88 branches in MA and NH $5.1 Century Bank Corporate HQ Century Bank 27 branches in MA East Boston $4.8 Source: SNL Financial Note: FDIC deposit data as of June 30, 2020 ¹ Percent of Century branches within a given proximity of Eastern branches 5 ² Excludes trust banksIn-market acquisition further scales our Boston franchise Solidifies position as the largest Boston-based Significant overlap in Boston market community bank by deposits² Deposits in the Boston MSA Beverly Lynnfield Peabody Reading Bank of America Salem 93 $91.0 Marblehead Woburn Lynn Citizens $49.4 95 Malden Lexington Medford 93 Revere Arlington Chelsea Santander $21.4 Waltham Cambridge Watertown Branch Boston Newton overlap¹ TD Brookline 1-mile: 63% $17.3 Dorchester 3-mile: 96% 495 Needham Quincy $11.1 $5.1 $16.2 Dedham Hingham Boston Braintree First Republic $10.0 495 Massachusetts Transaction 95 Major city Independent $7.8 adds $5.1bn Eastern Bank deposits in Corporate HQ Eastern Bank People’s United $6.8 Boston MSA 495 88 branches in MA and NH $5.1 Century Bank Corporate HQ Century Bank 27 branches in MA East Boston $4.8 Source: SNL Financial Note: FDIC deposit data as of June 30, 2020 ¹ Percent of Century branches within a given proximity of Eastern branches 5 ² Excludes trust banks

Boston area is one of the most dynamic banking markets in the country

Eastern Bank
JOIN US FOR GOOD

Boston is one of the most attractive urban areas in the U.S.

$94k median annual household income in Boston exceeds the national median by $29k per year[1]

8th largest deposit market in the U.S.[2], with **~$250bn deposits**

50% of Bostonians over 25 hold at least a Bachelor's degree, vs. 32% across the U.S.[3]

>3k small and mid-sized businesses based in Boston, ranking **10th** most amongst American cities[4]

9% of **Venture Capital** investments in 2018 funded companies headquartered in MA (third to CA and NY)[5]

STEM jobs are projected to grow by **11%** from '16–'26 in Massachusetts, with **~$100k / yr** salary[6]

Top 3 hospitals and cancer centers in the world are in Boston[7], and **4** Boston hospitals are in the **top 6** of **NIH funds** received[8]

Best in business and education, resulting in prime demographics

Diversified industry employment[9]



23%
22%
14%
11%
9%
6%
4%
4%
4%
3%
Education and health services
Professional and business services
Trade, transportation and utilities
Government
Financial activities
Leisure and hospitality
Manufacturing
Mining, logging and construction
Information
Other services

14 Fortune 500 companies

GE, Liberty Mutual Insurance, TJX, Raytheon Technologies, Thermo Fisher Scientific, Biogen, BJ's, State Street, Global, American Tower, Keurig Dr Pepper, Boston Scientific, Analog Devices, wayfair

>100 Colleges & universities

Harvard, Boston College, Brandeis, MIT, New England College of Business, Boston University, Northeastern, Babson, UMass Lowell, Tufts, Salem State University

[1] U.S. Census Bureau—Household Income: 2019; [2] SNL Financial, data as of June 2020; $10bn deposit cap; [3] U.S. Census Bureau; 2020 American Community Survey; [4] U.S. Census Bureau – Statistics of U.S. Businesses – 2017; [5] National Venture Capital Association, data as of 2018; [6] Commonwealth Corporation—STEM Brief 2019; [7] Boston.gov/amazon-hq2; [8] National Institute of Health data as of 2020; [9] Bureau of Labor Statistics data as of January 2021

6

Transaction summary

Eastern Bank
JOIN US FOR GOOD

Structure	• Fixed purchase price of $115.28 per share of Century Bancorp, Inc. common stock Class A and Class B • 100% cash consideration • $642mm aggregate transaction value
Pricing and implied multiples[1]	• Market premium: 21% • P / TBVPS*: 1.75x • P / LTM EPS: 15.2x • P / LTM fully synergized EPS: 9.2x
Required approvals and expected closing	• Customary regulatory approvals • Century shareholder approval (Class A and Class B shareholders) ▪ Sloane Family Enterprises, L.P., owner of 90%+ of Class B shares, has entered into a customary voting agreement to vote its shares in favor of the transaction • Expected closing in the 4th quarter of 2021
Attractive financial returns[1]	• ~55% EPS accretion • ~10bps improvement to pro forma ROAA • ~600bps improvement to pro forma efficiency ratio • ~9% TBVPS* dilution; manageable earnback of 4 years (cross over) • ~17%+ IRR

Source: Company filings; FactSet; SNL Financial; Note: Market data as of April 6, 2021; * Tangible book value is a non-GAAP financial measure
[1] Eastern's projections are based on consensus estimates; Century's projections are based on Eastern's internal forecast

7

Key transaction assumptions

Eastern Bank
JOIN US FOR GOOD

Synergies	• 45% of Century's operating non-interest expense base (~$37mm pre-tax) • Phase-in of 50% in 2022 and 100% thereafter • Revenue synergies have been identified, but not modeled
Credit mark	• Gross credit mark ~1.3% of total loans, consistent with Century's current reserve levels (ex-PPP) • Eastern will implement CECL on January 1, 2022, and preliminary estimates indicate this will have an immaterial impact on Century's reserve vs. the incurred loss methodology
Fair value marks	• ~$17mm securities write-up, amortized over 4 years using sum-of-year-digits methodology • ~$2mm deposits write-up, amortized over 4 years using sum-of-year-digits methodology • ~$9mm FHLB write-up, amortized over 4 years using sum-of-year-digits methodology • ~$10mm write-down of other assets
One-time merger related charges	• Approximately $64mm pre-tax ($53mm after-tax)
Core deposit intangibles	• 0.50% of all non-time deposits, amortized over 10 years sum-of-year-digits methodology
Additional adjustments	• Durbin adjustment: 40% reduction in Century's 2020 debit interchange fees (~$0.5mm after-tax)

Source: Company filings; FactSet; SNL Financial

8

Financially and strategically compelling opportunity to deploy capital

Eastern Bank
JOIN US FOR GOOD

	Century acquisition[1]	Equivalent share repurchase[2]	Century acquisition vs. share repurchase
Capital deployed	~10% of CET1 *~$630mm capital deployed*	~10% of CET1 *~$985mm capital deployed*	Neutral
EPS	~55% accretive	~40% accretive	✓ Significantly more earnings accretion
TBVPS earnback*	4 years	4 years	✓ Similar TBVPS earnback*
Efficiency ratio	~600bps improvement	No improvement	✓ Improves efficiency
Strategic rationale	Improves longer-term competitive position	None	✓ Enhances franchise value
Timing of capital deployment	By 4Q 2021	3+ years[3]	✓ Deploys capital faster

Source: FactSet; SNL Financial; Note: Financial data as of December 31, 2020; Market data as of April 6, 2021; Metrics shown are fully synergized; * Tangible book value is a non-GAAP financial measure
[1] Eastern's projections are based on consensus estimates; Century's are projections based on Eastern's internal forecast
[2] Illustratively assumes shares are repurchased at current price of $19.39
[3] Share repurchase prohibited within the first year after conversion (completed on October 14, 2020), and limited until three years after the conversion

9

Significant excess capital and higher earnings profile supports future distributions post-transaction

Eastern Bank
JOIN US FOR GOOD

Sources and uses ($bn)



$1.7
~$0.6bn used in Century acquisition[1]
$1.1
Conversion proceeds
Remaining proceeds

Estimated capital ratios at close



Tier 1 leverage (%)
~20%
~13%
~30%
~10% CET1 reduction
~20%
Standalone
Pro forma
CET1

Earnings power



~55% accretion
Standalone
Pro forma[2]
2022E EPS

Acquisition of Century does not impact near term options for capital return to shareholders – Concurrently announcing a 33% increase in the quarterly dividend per share to $0.08

Source: SNL Financial
[1] Reflects purchase price
[2] Fully-synergized (Eastern's projections are based on consensus estimates; Century's projections are based on Eastern's internal forecast)

10

Prudent pricing, with the value of cost synergies exceeding the premium P / TBVPS* for regional banks¹ since Value of net cost synergies exceeds the market January 1, 2015 premium paid for Century ($mm) KRX¹ P / TBVPS* over time 2.60x Since 1/1/2015 1.83x Pre-COVID (until 2/19/20) 1.87x 2.40x ~$330 YTD median 1.52x Current 1.66x 2.20x ~$220 value creation for Eastern 2.00x shareholders 1.80x Transaction P / TBV*: 1.60x 1.75x ~$110 1.40x 1.20x 1.00x 0.80x Premium over Century's Capitalized value Jan-15 Apr-16 Jul-17 Oct-18 Jan-20 Apr-21 market cap. of synergies² 100% cash transaction will allow Eastern shareholders to capture any potential upside Source: SNL Financial; Note: Market data as of April 6, 2021; * Tangible book value is a non-GAAP financial measure 1 Nasdaq Regional Banking Index “KRX” current constituents ² Based on 2022E after-tax cost synergies ($30mm) net of Durbin impact ($0.5mm) capitalized at 13.0x (long-term KRX median), net of after-tax one-time merger related charges ($53mm) 11Prudent pricing, with the value of cost synergies exceeding the premium P / TBVPS* for regional banks¹ since Value of net cost synergies exceeds the market January 1, 2015 premium paid for Century ($mm) KRX¹ P / TBVPS* over time 2.60x Since 1/1/2015 1.83x Pre-COVID (until 2/19/20) 1.87x 2.40x ~$330 YTD median 1.52x Current 1.66x 2.20x ~$220 value creation for Eastern 2.00x shareholders 1.80x Transaction P / TBV*: 1.60x 1.75x ~$110 1.40x 1.20x 1.00x 0.80x Premium over Century's Capitalized value Jan-15 Apr-16 Jul-17 Oct-18 Jan-20 Apr-21 market cap. of synergies² 100% cash transaction will allow Eastern shareholders to capture any potential upside Source: SNL Financial; Note: Market data as of April 6, 2021; * Tangible book value is a non-GAAP financial measure 1 Nasdaq Regional Banking Index “KRX” current constituents ² Based on 2022E after-tax cost synergies ($30mm) net of Durbin impact ($0.5mm) capitalized at 13.0x (long-term KRX median), net of after-tax one-time merger related charges ($53mm) 11

Comprehensive due diligence and integration plan

Eastern Bank
JOIN US FOR GOOD

Diligence focus areas

Credit	Commercial Banking
Risk, BSA and Compliance	Retail Banking
Information Technology	Municipal Finance
Human Resources	Lockbox
Finance & Accounting	Tax

Process and integration timeline

- Due diligence
  - 85+ employees, business leaders, advisors and specialists participated
  - In-depth review of Lending and Credit: substantially all loans over $10mm, including commercial, residential and consumer
  - Focus on Education and Health Care specialties
  - Extensive work on combining branch networks. EBC increasing network by 9 branches although retaining significant number of Clarion branches
  - Operations and Compliance review covering Lockbox business, Cyber Security, AML/BSA
- 4Q21—1Q22 integration
  - Continued involvement of senior management
  - Fully onboard onto Eastern IT systems
  - Lean on extensive acquisition experience to unify operations
  - Proactively reach out to clients and minimize business disruption
- Eastern has a proven track record of integration, having integrated 7 bank acquisitions since 1999

Low integration risk

12

The next step in our journey Bolsters scale and density of our Boston franchise Deploys capital in a strategic and financially attractive opportunity Enhances our financial profile with substantial upside potential Low risk, in-market transaction Pro forma excess capital and higher earnings support future distributions Highly compelling opportunity to deploy capital and create shareholder value 13The next step in our journey Bolsters scale and density of our Boston franchise Deploys capital in a strategic and financially attractive opportunity Enhances our financial profile with substantial upside potential Low risk, in-market transaction Pro forma excess capital and higher earnings support future distributions Highly compelling opportunity to deploy capital and create shareholder value 13

AppendixAppendix

Century Bancorp, Inc. historical financials

Eastern Bank
JOIN US FOR GOOD

		Fiscal year ended				
		12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020
Balance sheet	Total assets	$4,463	$4,786	$5,164	$5,492	$6,359
	Gross loans	1,924	2,176	2,286	2,426	2,996
	Total deposits	3,653	3,917	4,407	4,400	5,452
	Tangible common equity	237	258	298	330	368
	Loans / deposits	53%	56%	52%	55%	55%
Profitability	Net income	$25	$22	$36	$40	$42
	ROAA	0.57%	0.48%	0.74%	0.76%	0.70%
	ROATCE	10.9%	8.8%	13.2%	12.5%	12.1%
	NIM	2.12%	2.25%	2.18%	2.10%	2.00%
	Efficiency ratio	63%	58%	59%	58%	55%
	Fee income	18%	16%	15%	16%	15%
	Cost of deposits	0.39%	0.52%	0.88%	1.24%	0.69%
	Yield on loans	3.82%	3.86%	3.92%	4.13%	3.36%
Asset quality	NPLs / total loans	0.24%	0.20%	0.17%	0.18%	0.21%
	Reserves / loans	1.27%	1.21%	1.25%	1.22%	1.18%
	NCOs / average loans	(0.00%)	(0.00%)	(0.04%)	0.01%	(0.00%)
Capital	TCE / TA	5.3%	5.4%	5.8%	6.0%	5.8%
	CET1	10.4%	10.7%	11.3%	11.8%	11.4%

Source: SNL Financial

15

Eastern Bank
JOIN US FOR GOOD

Pro forma loans and deposits


Eastern Bank
JOIN US FOR GOOD
Century Bank
Eastern Bank
JOIN US FOR GOOD
Century Bank
Loans
(GAAP)
Consumer & other
12%
C&I¹
34%
Residential
RE
14%
C&D
3%
CRE
37%
$9.7bn
Consumer & other
10%
C&I¹
48%
Residential
RE
15%
C&D
0%
CRE
26%
$3.0bn
Consumer & other
11%
C&I¹
38%
Residential
RE
14%
C&D
2%
CRE
34%
$12.7bn
Deposits
(GAAP)
CDs
2%
Non-interest
bearing
40%
Money
market
28%
Interest checking
& savings
30%
$12.2bn
CDs
10%
Non-interest
bearing
20%
Money
market
38%
Interest checking
& savings
32%
$5.5bn
CDs
5%
Non-interest
bearing
34%
Money
market
31%
Interest checking
& savings
30%
$17.6bn

Source: Company filings

Note: Financial data as of December 31, 2020; Pro forma represents weighted average of standalone metrics, excludes impacts from purchase accounting

[1] Includes Municipal loans for Century and Business banking loans for Eastern

16

Reconciliation of non-GAAP capital metrics Century Bancorp, Inc. and Subsidiaries (Unaudited, dollars in thousands, except per share data) As of Dec 31, 2020 Calculation of tangible book value per share Total shareholders' equity (GAAP) $370,409 Less: Goodwill and other intangibles 2,714 Tangible shareholders' equity (non-GAAP) $367,695 Common shares outstanding 5,567,909 Tangible book value per share (non-GAAP) $66.04 Source: Company filings 17Reconciliation of non-GAAP capital metrics Century Bancorp, Inc. and Subsidiaries (Unaudited, dollars in thousands, except per share data) As of Dec 31, 2020 Calculation of tangible book value per share Total shareholders' equity (GAAP) $370,409 Less: Goodwill and other intangibles 2,714 Tangible shareholders' equity (non-GAAP) $367,695 Common shares outstanding 5,567,909 Tangible book value per share (non-GAAP) $66.04 Source: Company filings 17

BUSINESS IS GOOD®

GOOD INVESTS. GOOD ADVISES. GOOD LENDS. GOOD HELPS FEED HUNGRY KIDS. GOOD FUELS THE HUNGRY STARTUP. GOOD HELPS KIDS LEARN TO PAINT. AND DANCE. AND REALIZE HOW SPECIAL THEY ARE. GOOD BUILDS PLAYGROUNDS. AND REBUILDS LIVES. GOOD INSURES. GOOD ENDURES. GOOD FIGHTS DISCRIMINATION. GOOD STANDS UP FOR EQUAL OPPORTUNITY. GOOD INNOVATES. GOOD EDUCATES. GOOD ADVOCATES. GOOD HELPS PEOPLE BEAT ADDICTIONS. GOOD PAYS CLOSE ATTENTION. GOOD PAYS IT FORWARD.

Eastern Bank

JOIN US FOR GOOD®